UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________

April 22, 2004 (April 20, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57 th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

(212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Item 5. Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On April 20, 2004, we announced that at our annual meeting held on April 20, 2004, our stockholders approved a proposal we submitted to declassify our Board of Directors so that all Directors are subject to re-election on an annual basis after the expiration of their current terms. We also reported that stockholders approved the election of Myra J. Biblowit, Ronald L. Nelson, Robert W. Pittman, The Right Honourable Brian Mulroney and Sheli Z. Rosenberg as members of our Board of Directors and ratified the selection of Deloitte & Touche L.L.P. as auditors of our financial statements for fiscal year 2004. Two proposals submitted by stockholders to separate the Chairman and CEO position and to limit the compensation of the CEO, respectively, were defeated.

A copy of the press release announcing such results is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

By: /s/ Eric J. Bock

  Eric J. Bock
        Executive Vice President --
  Law and Corporate Secretary

Date: April 22, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 22, 2004 (April 20, 2004)

EXHIBIT INDEX

Exhibit No.    Description

99             Press Release issued by Cendant Corporation on April 20, 2004.

Exhibit 99

CENDANT STOCKHOLDERS APPROVE
COMPANY PROPOSAL TO DECLASSIFY ITS BOARD

Stockholders vote to re-elect the Company’s Director nominees and ratify the reappointment of Auditors.

Two Stockholder Proposals Defeated

New York, NY, April 20, 2004 – At its annual meeting held here today, Cendant Corporation (NYSE: CD) announced that stockholders approved a proposal submitted by the Company to declassify its Board of Directors so that all Directors are subject to re-election on an annual basis.

Cendant’s Chairman, CEO and President, Henry R. Silverman stated: "Our Board is committed to maintaining the highest standards of corporate governance and accountability to stockholders. This is further evidence of the Board’s commitment to real action in these important areas."

This was the third time that the Company had voluntarily submitted a proposal to shareholders to declassify the Board. Proposals in 2000 and 2002 failed to receive the required number of votes in favor.

Cendant also reported that stockholders approved the election of Myra J. Biblowit, Ronald L. Nelson, Robert W. Pittman, The Right Honourable Brian Mulroney and Sheli Z. Rosenberg as members of the Company’s Board of Directors and ratified the selection of Deloitte & Touche L.L.P. as auditors of Cendant’s financial statements for fiscal year 2004.

Two proposals submitted by stockholders to separate the Chairman and CEO position and to limit the compensation of the CEO, respectively, were defeated.

Cendant Corporation is primarily a provider of travel and residential real estate services. With approximately 90,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries. More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting the Company’s Web site at www.cendant.com or by calling 877-4-INFOCD (877-446-3623).

Media Contact: Elliot Bloom 212-413-1832	Investor Contacts: Sam Levenson 212-413-1834

Henry A. Diamond 212-413-1920